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                                                                   EXHIBIT 99.18

DEBTOR: GREAT HAWAIIAN CRUISE LINE, INC.             CASE NUMBER: 01-10975 (JCA)

                            MONTHLY OPERATING REPORT
                              AS OF AUGUST 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED








In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Great Hawaiian Cruise Line, Inc. was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
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Steve Moeller
Director, Accounting